                        ANNUAL REPORT / OCTOBER 31, 2001

                        AIM DENT DEMOGRAPHIC TRENDS FUND


                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                           ALL IN A CROWD BY DIANA ONG

     ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE BABY-BOOM

   GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS GENERATION DOMINATES THE

          ECONOMY AND MAY PROPEL THE STOCK MARKET FOR THE NEXT DECADE.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO AND FUND DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o Harry S. Dent Jr.'s stock market scenario is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and service patterns and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 3000 Index represents the performance of the broad market. The Growth segment of this index includes companies with higher price/book ratios and forecasted growth values, while the Value segment includes companies with lower price/book ratios and forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
In this difficult environment, AIM Dent Demographic Trends Fund produced disappointing results. For example, Class A shares of the fund declined 50.52% during the fiscal year; its benchmark index, the Russell 3000, declined 25.17%. Keep in mind that your fund is not designed to track any index, and by its very nature it is focused on the long term because it seeks to capitalize on demographic trends in society.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

SLUGGISH ECONOMY, BEAR MARKET HURT FUND PERFORMANCE

HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM DURING THE FISCAL YEAR?
Like virtually all domestic growth-stock funds, AIM Dent Demographic Trends Fund's returns were negative for the fiscal year ended October 31, 2001. For the fiscal year, the fund posted total returns of -50.52% for Class A shares and -50.85% for Class B and Class C shares. These returns are at net asset value, which excludes sales charges. The fund's returns were lower than the returns for the average multi-cap growth fund, as measured by the Lipper Multi-Cap Growth Fund Index, which returned -42.04% for the one-year period ended October 31, 2001.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the
Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001--and revised estimates indicated the economy contracted at an annualized rate of 1.1% in the third quarter of 2001. Deteriorating corporate earnings and rising unemployment prompted many investors to abandon higher-priced growth stocks for lower-priced, more defensive value stocks. Others simply abandoned the stock market altogether in favor of fixed-income investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October.

HOW DID YOU MANAGE AIM DENT DEMOGRAPHIC TRENDS FUND?
We continued to manage the fund in accordance with economist Harry S. Dent, Jr.'s long-term demographic forecasts, although our bottom-up analysis of individual stocks ultimately determines the portfolio's composition. Dent continues to emphasize the effect of demographic trends on technology, health care, financial and consumer-discretionary stocks--and the fund remains heavily invested in those sectors.
    We bought quality technology names--particularly semiconductor names--for the portfolio during the fiscal year. We want to own stocks of semiconductor companies that supply the brains for everything from PCs to cell phones, toys to automobiles, because they typically are among the first stocks to feel the effects of an economic recovery. While we slightly reduced our health care exposure over the course of the fiscal year, we still saw plenty of good opportunities in the sector. Within the sector, we reduced our health care services and pharmaceutical holdings in favor of specialty pharmaceutical, medical device manufacturer and biotech names.

YOUR FUND AT A GLANCE
AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.

                                 [COVER IMAGE]

INVESTMENT STYLE: GROWTH
(Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies with strong earnings-growth potential that are expected to benefit from long-term demographic, economic and lifestyle trends as forecast by economist Harry S. Dent, Jr.
o Does not attempt short-term market timing, but instead considers how long-term demographic trends may benefit individual companies
o Considers U.S. multinational presence in Asia (ex-Japan) along with direct investments in Asian stocks when determining the fund's non-U.S. exposure relative to Dent's allocation guidelines to that region

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=============================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
 1. Citigroup Inc.                      3.3%     1. Semiconductors                     12.7%

 2. Cisco Systems, Inc.                 3.1      2. Diversified Financial Services     12.2

 3. Microsoft Corp.                     2.8      3. Pharmaceuticals                    10.3

 4. American International Group, Inc.  2.6      4. Semiconductor Equipment             5.6

 5. Johnson & Johnson                   2.4      5. Networking Equipment                5.2

 6. Texas Instruments Inc.              2.4      6. Systems Software                    4.4

 7. AOL Time Warner Inc.                2.3      7. Biotechnology                       4.0

 8. Celestica Inc. (Canada)             2.1      8. Multi-Line Insurance                3.2

 9. Morgan Stanley Dean Witter & Co.    1.8      9. Electronic Equipment & Instruments  2.8

10. Applied Materials, Inc.             1.6     10. General Merchandise Stores          2.7

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=============================================================================================

    While financial stocks as a group underperformed because of the weak economy, we remain bullish and maintained the fund's weighting in that sector. Among financial stocks, we hold lenders, insurers, asset managers and brokers. We began moving out of defensive consumer-staples stocks and into more consumer-discretionary stocks because we believe that when the economic recovery takes hold, consumer-staples stocks will have less appreciation potential.
    At the close of the reporting period, the fund held 99 stocks. While more than half of the fund's net assets were invested in large-cap stocks at the close of the reporting period, we increased our small- and mid-cap exposure during the year. Why? Because we believed many small- and mid-cap stocks offered more compelling valuations than many large-cap stocks. We also believed that small- and mid-cap stocks might respond more positively to an economic recovery.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
At the close of the fiscal year, AIM Dent Demographic Trends Fund's major holdings included:

o Citigroup, the world's largest financial services company, provides credit card, banking, insurance and investment services in more than 100 countries. Its major operating subsidiaries include Salomon Smith Barney, Travelers Casualty Corp. and Primerica.
o Microsoft is the world's largest computer software company. But the company has expanded into Internet access, cable television and video game consoles. At the close of the fiscal year, it appeared that the government's anti-trust lawsuit against the company was headed toward settlement.
o Johnson & Johnson plays well into the fund's long-term demographic investment strategy. The company has an orthopedics division, a pharmaceutical division that includes a biotechnology element and a medical products division focused on equipment used in coronary bypass procedures.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the September 11 terrorist attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and oil prices continued to decline. Stocks were favorably priced and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (6/7/99)         -12.78%
1 Year                     -53.25

CLASS B SHARES
Inception (6/7/99)         -12.41%
1 Year                     -53.31

CLASS C SHARES
Inception (6/7/99)         -11.30%
1 Year                     -51.34

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows. Class A shares, inception (6/7/99), -16.08%; one year, -60.30%. Class B shares, inception (6/7/99), -15.66%; one year, -60.32%. Class C shares, inception (6/7/99), -14.54%; one year, -58.65%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

6/7/99-10/31/01

================================================================================
                                    LINES
Class B    MOUNTAIN                Russell     Class A     Class C

6/99         10000         6/99     10000        9450       10000
             11020                  10187       10424       11020
8/99         11101         8/99     10071       10500       11101
             11111                   9813       10528       11111
10/99        12111         10/99    10428       11474       12111
             13290                  10720       12598       13290
12/99        15401         12/99    11404       14601       15401
             14971                  10957       14204       14971
2/00         16901         2/00     11059       16038       16892
             17001                  11925       16152       17002
4/00         15772         4/00     11505       14989       15773
             14551                  11182       13836       14552
6/00         16131         6/00     11513       15348       16132
             16021                  11309       15253       16022
8/00         17702         8/00     12148       16859       17692
             16642                  11598       15858       16641
10/00        15262         10/00    11433       14554       15261
             12371                  10379       11804       12371
12/00        12661         12/00    10553       12087       12660
             13110                  10914       12522       13110
2/01         10141         2/01      9917        9687       10130
              8681                   9270        8298        8680
4/01          9931         4/01     10014        9498        9930
              9820                  10094        9403        9820
6/01          9911         6/01      9908        9498        9910
              9290                   9744        8902        9290
8/01          8400         8/01      9169        8052        8400
              6950                   8361        6663        6950
10/01         7500         10/01     8556        7202        7500

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Dent Demographic Trends Fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 6/7/99-10/31/01. (Please note that performance results for the Russell 3000 Index are for the period 5/31/99-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 3000 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-86.34%

APPAREL RETAIL-1.43%

Abercrombie & Fitch Co.-Class A(a)                425,000   $  7,998,500
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         175,000      3,850,000
========================================================================
                                                              11,848,500
========================================================================

APPLICATION SOFTWARE-2.02%

Citrix Systems, Inc.(a)                           100,000      2,340,000
------------------------------------------------------------------------
Electronic Arts Inc.(a)                           165,000      8,490,900
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               200,000      5,954,000
========================================================================
                                                              16,784,900
========================================================================

BIOTECHNOLOGY-4.04%

Affymetrix, Inc.(a)                                75,000      2,253,750
------------------------------------------------------------------------
Amgen Inc.(a)                                     175,000      9,943,500
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      85,000      5,098,300
------------------------------------------------------------------------
Invitrogen Corp.(a)                                85,000      5,213,900
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                      200,000      6,602,000
------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                  115,000      4,376,900
========================================================================
                                                              33,488,350
========================================================================

BROADCASTING & CABLE TV-2.34%

Hispanic Broadcasting Corp.(a)                    450,000      7,542,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          475,000     11,875,000
========================================================================
                                                              19,417,000
========================================================================

CASINOS & GAMING-0.46%

International Game Technology(a)                   75,000      3,828,750
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.83%

Best Buy Co., Inc.(a)                             125,000      6,862,500
========================================================================

COMPUTER HARDWARE-2.16%

Dell Computer Corp.(a)                            450,000     10,791,000
------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         700,000      7,105,000
========================================================================
                                                              17,896,000
========================================================================

CONSUMER FINANCE-0.23%

AmeriCredit Corp.(a)                              125,000      1,937,500
========================================================================

DEPARTMENT STORES-1.01%

Kohl's Corp.(a)                                   150,000      8,341,500
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.09%

Cendant Corp.(a)                                  700,000      9,072,000
========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.22%

Citigroup Inc.                                    600,000     27,312,000
------------------------------------------------------------------------
Freddie Mac                                       175,000     11,868,500
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   150,000     11,724,000
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           125,000      4,420,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Lehman Brothers Holdings Inc.                     100,000   $  6,246,000
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         275,000     12,020,250
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  300,000     14,676,000
------------------------------------------------------------------------
Stilwell Financial, Inc.                          550,000     11,060,500
------------------------------------------------------------------------
USA Education Inc.                                 25,000      2,039,000
========================================================================
                                                             101,366,250
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.68%

Jabil Circuit, Inc.(a)                            100,000      2,120,000
------------------------------------------------------------------------
Waters Corp.(a)                                   100,000      3,549,000
========================================================================
                                                               5,669,000
========================================================================

GENERAL MERCHANDISE STORES-2.70%

Family Dollar Stores, Inc.                        150,000      4,329,000
------------------------------------------------------------------------
Target Corp.                                      250,000      7,787,500
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             200,000     10,280,000
========================================================================
                                                              22,396,500
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.08%

AmerisourceBergen Corp.                            60,000      3,813,600
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            60,000      5,172,000
========================================================================
                                                               8,985,600
========================================================================

HEALTH CARE EQUIPMENT-1.79%

Baxter International Inc.                         160,000      7,739,200
------------------------------------------------------------------------
Medtronic, Inc.                                   100,000      4,030,000
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          100,000      3,091,000
========================================================================
                                                              14,860,200
========================================================================

HEALTH CARE FACILITIES-1.43%

HCA Inc.                                          100,000      3,966,000
------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                              300,000      3,906,000
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          150,000      4,035,000
========================================================================
                                                              11,907,000
========================================================================

HOME IMPROVEMENT RETAIL-1.03%

Lowe's Cos., Inc.                                 250,000      8,525,000
========================================================================

HOTELS-1.06%

Royal Caribbean Cruises Ltd.                      800,000      8,800,000
========================================================================

INTERNET RETAIL-0.54%

eBay Inc.(a)                                       85,000      4,460,800
========================================================================

IT CONSULTING & SERVICES-0.76%

SunGard Data Systems Inc.(a)                      250,000      6,300,000
========================================================================

LIFE & HEALTH INSURANCE-0.52%

AFLAC, Inc.                                       175,000      4,280,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MANAGED HEALTH CARE-0.88%

Caremark Rx, Inc.(a)                              250,000   $  3,350,000
------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000      3,945,000
========================================================================
                                                               7,295,000
========================================================================

MOTORCYCLE MANUFACTURERS-1.36%

Harley-Davidson, Inc.                             250,000     11,315,000
========================================================================

MOVIES & ENTERTAINMENT-2.26%

AOL Time Warner Inc.(a)                           600,000     18,726,000
========================================================================

MULTI-LINE INSURANCE-3.21%

American International Group, Inc.                270,000     21,222,000
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     100,000      5,400,000
========================================================================
                                                              26,622,000
========================================================================

NETWORKING EQUIPMENT-5.24%

Brocade Communications Systems, Inc.(a)           350,000      8,592,500
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,500,000     25,380,000
------------------------------------------------------------------------
Finisar Corp.(a)                                  650,000      5,083,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         200,000      4,458,000
========================================================================
                                                              43,513,500
========================================================================

PHARMACEUTICALS-8.02%

Abbott Laboratories                               200,000     10,596,000
------------------------------------------------------------------------
Allergan, Inc.                                    125,000      8,973,750
------------------------------------------------------------------------
Andrx Group(a)                                     90,000      5,843,700
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         298,500      7,226,685
------------------------------------------------------------------------
ImClone Systems Inc.(a)                            80,000      4,895,200
------------------------------------------------------------------------
Johnson & Johnson                                 350,000     20,268,500
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     225,000      8,772,750
========================================================================
                                                              66,576,585
========================================================================

RESTAURANTS-1.20%

Brinker International, Inc.(a)                    225,000      5,715,000
------------------------------------------------------------------------
Starbucks Corp.(a)                                250,000      4,280,000
========================================================================
                                                               9,995,000
========================================================================

SEMICONDUCTOR EQUIPMENT-5.62%

Applied Materials, Inc.(a)                        400,000     13,644,000
------------------------------------------------------------------------
Axcelis Technologies, Inc.(a)                     500,000      6,555,000
------------------------------------------------------------------------
Brooks Automation, Inc.(a)                        175,000      5,649,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               300,000     12,258,000
------------------------------------------------------------------------
Lam Research Corp.(a)                             450,000      8,532,000
========================================================================
                                                              46,638,000
========================================================================

SEMICONDUCTORS-10.91%

Altera Corp.(a)                                   575,000     11,615,000
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           225,000      8,550,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         175,000      6,021,750
------------------------------------------------------------------------
Conexant Systems, Inc.(a)                         550,000      5,582,500
------------------------------------------------------------------------
Intel Corp.                                       475,000     11,599,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Linear Technology Corp.                           150,000   $  5,820,000
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      275,000      8,585,500
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         300,000      6,132,000
------------------------------------------------------------------------
Texas Instruments Inc.                            700,000     19,593,000
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   400,000      7,072,000
========================================================================
                                                              90,571,250
========================================================================

SOFT DRINKS-0.59%

PepsiCo, Inc.                                     100,000      4,871,000
========================================================================

SPECIALTY STORES-1.19%

Bed Bath & Beyond Inc.(a)                         300,000      7,518,000
------------------------------------------------------------------------
Tiffany & Co.                                     100,000      2,339,000
========================================================================
                                                               9,857,000
========================================================================

SYSTEMS SOFTWARE-4.38%

Microsoft Corp.(a)                                400,000     23,260,000
------------------------------------------------------------------------
Oracle Corp.(a)                                   650,000      8,814,000
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         150,000      4,257,000
========================================================================
                                                              36,331,000
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.33%

QUALCOMM Inc.(a)                                  225,000     11,052,000
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.73%

Sprint Corp. (PCS Group)(a)                       270,000      6,021,000
========================================================================
    Total Domestic Common Stocks (Cost
      $787,789,972)                                          716,412,185
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.82%

BERMUDA-1.55%

ACE Ltd. (Property & Casualty Insurance)          180,000      6,345,000
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                       75,000      6,514,500
========================================================================
                                                              12,859,500
========================================================================

CANADA-2.63%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 500,000     17,160,000
------------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(a)        100,000      4,621,000
========================================================================
                                                              21,781,000
========================================================================

FINLAND-0.62%

Nokia Oyj-ADR (Telecommunications Equipment)      250,000      5,127,500
========================================================================

HONG KONG-1.46%

Dah Sing Financial Group (Banks)                2,802,800     12,145,700
========================================================================

ISRAEL-1.51%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            100,000      4,210,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
ISRAEL-(CONTINUED)

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               135,000   $  8,343,000
========================================================================
                                                              12,553,000
========================================================================

TAIWAN-1.24%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       800,000     10,328,000
========================================================================

UNITED KINGDOM-0.81%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            150,000      6,705,000
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $79,427,995)                            81,499,700
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(b)                19,211,473   $ 19,211,473
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        19,211,473     19,211,473
========================================================================
    Total Money Market Funds (Cost
      $38,422,946)                                            38,422,946
========================================================================
TOTAL INVESTMENTS-100.79% (Cost $905,640,913)                836,334,831
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.79%)                         (6,538,121)
========================================================================
NET ASSETS-100.00%                                          $829,796,710
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $905,640,913)*                                $836,334,831
------------------------------------------------------------
Receivables for:
  Investments sold                                15,068,102
------------------------------------------------------------
  Fund shares sold                                 1,044,409
------------------------------------------------------------
  Dividends                                          198,060
------------------------------------------------------------
Investment for deferred compensation plan             19,221
------------------------------------------------------------
Collateral for securities loaned                  67,125,200
------------------------------------------------------------
Other assets                                          32,109
============================================================
    Total assets                                 919,821,932
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           18,940,340
------------------------------------------------------------
  Fund shares reacquired                           2,656,648
------------------------------------------------------------
  Deferred compensation plan                          19,221
------------------------------------------------------------
  Collateral upon return of securities loaned     67,125,200
------------------------------------------------------------
Accrued distribution fees                            852,849
------------------------------------------------------------
Accrued trustees' fees                                 1,200
------------------------------------------------------------
Accrued transfer agent fees                          325,767
------------------------------------------------------------
Accrued operating expenses                           103,997
============================================================
    Total liabilities                             90,025,222
============================================================
Net assets applicable to shares outstanding     $829,796,710
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $312,377,465
____________________________________________________________
============================================================
Class B                                         $367,494,337
____________________________________________________________
============================================================
Class C                                         $149,924,908
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           40,978,556
____________________________________________________________
============================================================
Class B                                           48,976,556
____________________________________________________________
============================================================
Class C                                           19,981,184
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.62
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.62 divided by
      94.50%)                                   $       8.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       7.50
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       7.50
____________________________________________________________
============================================================

* At October 31,2001, securities with an aggregate market value of $63,390,853 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $90,245)                                     $   4,526,403
------------------------------------------------------------
Dividends from affiliated money market funds       2,463,296
------------------------------------------------------------
Interest                                              81,320
------------------------------------------------------------
Security lending income                              102,396
============================================================
    Total investment income                        7,173,415
============================================================

EXPENSES:

Advisory fees                                     10,214,781
------------------------------------------------------------
Administrative services fees                         151,955
------------------------------------------------------------
Custodian fees                                       133,864
------------------------------------------------------------
Distribution fees -- Class A                       1,604,512
------------------------------------------------------------
Distribution fees -- Class B                       5,263,422
------------------------------------------------------------
Distribution fees -- Class C                       2,169,648
------------------------------------------------------------
Transfer agent fees -- Class A                     1,656,884
------------------------------------------------------------
Transfer agent fees -- Class B                     2,031,830
------------------------------------------------------------
Transfer agent fees -- Class C                       837,546
------------------------------------------------------------
Trustees' fees                                        13,013
------------------------------------------------------------
Other                                                672,764
============================================================
    Total expenses                                24,750,219
============================================================
Less: Fees waived                                     (1,945)
------------------------------------------------------------
    Expenses paid indirectly                         (37,927)
============================================================
    Net expenses                                  24,710,347
============================================================
Net investment income (loss)                     (17,536,932)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (546,175,139)
------------------------------------------------------------
  Foreign currencies                                  56,084
------------------------------------------------------------
  Option contracts written                           836,373
============================================================
                                                (545,282,682)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (352,555,160)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (897,837,842)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(915,374,774)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (17,536,932)   $  (16,886,666)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (545,282,682)     (151,974,988)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (352,555,160)      243,388,002
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (915,374,774)       74,526,348
==============================================================================================
Share transactions-net:
  Class A                                                         (4,824,124)      467,782,934
----------------------------------------------------------------------------------------------
  Class B                                                         19,065,645       537,342,137
----------------------------------------------------------------------------------------------
  Class C                                                          5,699,957       252,670,086
==============================================================================================
    Net increase (decrease) in net assets                       (895,433,296)    1,332,321,505
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,725,230,006       392,908,501
==============================================================================================
  End of year                                                 $  829,796,710    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,599,864,940    $1,597,415,192
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (27,556)          (38,438)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (700,734,593)     (155,395,827)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (69,306,081)      283,249,079
==============================================================================================
                                                              $  829,796,710    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $17,547,814, undistributed net realized gains decreased by $56,084 and paid in capital decreased by $17,491,730 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and nondeductible organizational expenses reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund's capital loss carryforward of $689,760,879 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                  EXPIRATION
   ------------                  ----------
   $  3,389,675               October 31, 2007
   -------------------------------------------
    144,576,334               October 31, 2008
   -------------------------------------------
    541,794,870               October 31, 2009
   ===========================================
   $689,760,879
   ___________________________________________
   ===========================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,945.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $151,955 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $2,598,045 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,604,512, $5,263,422 and $2,169,648, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $524,490 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $152,995 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,105 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,444 and reductions in custodian fees of $16,483 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $37,927.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $63,390,853 were on loan to brokers. The loans were secured by cash collateral of $67,125,200 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $102,396 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,713,368,772 and $1,655,874,341, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  33,858,636
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (114,138,432)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $ (80,279,796)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $916,614,627.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                      --      $        --
----------------------------------------------------------
Written                             5,500        2,123,571
----------------------------------------------------------
Closed                             (2,750)      (1,286,849)
----------------------------------------------------------
Exercised                          (2,750)        (836,722)
==========================================================
End of year                            --      $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                          2001                          2000
                                               ---------------------------   ---------------------------
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                               -----------   -------------   ----------   --------------
Sold:
  Class A                                       12,849,753   $ 144,467,400   34,788,634   $  547,265,482
--------------------------------------------------------------------------------------------------------
  Class B                                       11,680,092     132,373,521   37,284,984      583,389,114
--------------------------------------------------------------------------------------------------------
  Class C                                        6,058,052      68,141,585   17,532,275      276,260,624
========================================================================================================
Reacquired:
  Class A                                      (15,179,735)   (149,291,524)  (4,975,363)     (79,482,548)
--------------------------------------------------------------------------------------------------------
  Class B                                      (11,736,735)   (113,307,876)  (2,900,834)     (46,046,977)
--------------------------------------------------------------------------------------------------------
  Class C                                       (6,377,405)    (62,441,628)  (1,492,566)     (23,590,538)
========================================================================================================
                                                (2,705,978)  $  19,941,478   80,237,130   $1,257,795,157
________________________________________________________________________________________________________
========================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                                ------------------------------------------
                                                                                            JUNE 7,1999
                                                                                          (DATE OPERATIONS
                                                                YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                                ----------------------      OCTOBER 31,
                                                                  2001         2000             1999
                                                                ---------    ---------    ----------------
Net asset value, beginning of period                            $  15.40     $  12.14      $  10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.12)       (0.11)        (0.03)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.66)        3.37          2.17
==========================================================================================================
      Total from investment operations                             (7.78)        3.26          2.14
==========================================================================================================
Net asset value, end of period                                  $   7.62     $  15.40      $  12.14
__________________________________________________________________________________________________________
==========================================================================================================
Total return(a)                                                   (50.52)%      26.85%        21.40%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $312,377     $666,929      $163,872
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                             1.64%(b)     1.50%         1.60%(c)(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets        (1.04)%(b)   (0.93)%       (1.00)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                              143%          90%           29%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $458,431,927.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)  Annualized.

                                                                                 CLASS B
                                                                ------------------------------------------
                                                                                            JUNE 7,1999
                                                                                          (DATE OPERATIONS
                                                                YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                                ----------------------      OCTOBER 31,
                                                                  2001         2000             1999
                                                                ---------    ---------    ----------------
Net asset value, beginning of period                            $  15.26     $  12.11      $  10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)       (0.18)        (0.04)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.58)        3.33          2.15
==========================================================================================================
      Total from investment operations                             (7.76)        3.15          2.11
==========================================================================================================
Net asset value, end of period                                  $   7.50     $  15.26      $  12.11
__________________________________________________________________________________________________________
==========================================================================================================
Total return(a)                                                   (50.85)%      26.01%        21.10%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $367,494     $748,480      $177,430
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                             2.32%(b)     2.17%         2.24%(c)(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets        (1.72)%(b)   (1.60)%       (1.64)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                              143%          90%           29%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $526,342,161.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                                                                              CLASS C
                                                              ----------------------------------------
                                                                                          JUNE 7,1999
                                                                                       (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              ----------------------      OCTOBER 31,
                                                                2001        2000             1999
                                                              --------    ----------   ---------------
Net asset value, beginning of period                          $  15.26     $  12.11     $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)       (0.17)      (0.04)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (7.57)        3.32        2.15
======================================================================================================
      Total from investment operations                           (7.76)        3.15        2.11
======================================================================================================
Net asset value, end of period                                $   7.50     $  15.26     $ 12.11
______________________________________________________________________________________________________
======================================================================================================
Total return(a)                                                 (50.85)%      26.01%      21.10%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $149,925     $309,821     $51,605
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.32%(b)     2.17%       2.24%(c)(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (1.72)%(b)   (1.60)%     (1.64)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                            143%          90%         29%
______________________________________________________________________________________________________
======================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $216,964,846.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Dent Demographics Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
Chairman, President and                           Chairman and President                    Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary       INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Bruce L. Crockett                                                                           Suite 100
Director                                          Dana R. Sutton                            Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                           SUB-ADVISOR
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                            H.S. Dent Advisors, Inc.
                                                                                            6515 Gwin Road
Owen Daly II                                      Edgar M. Larsen                           Oakland, CA 94611
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                        TRANSFER AGENT
                                                  Mary J. Benson
Albert R. Dowden                                  Assistant Vice President and              A I M Fund Services, Inc.
Chairman,                                         Assistant Treasurer                       P.O. Box 4739
The Cortland Trust, Inc. and                                                                Houston, TX 77210-4739
DHJ Media, Inc.; and                              Sheri Morris
Director, Magellan Insurance Company,             Assistant Vice President and              CUSTODIAN
Formerly Director, President and                  Assistant Treasurer
Chief Executive Officer,                                                                    State Street Bank and Trust Company
Volvo Group North America, Inc.; and                                                        225 Franklin Street
Senior Vice President, AB Volvo                                                             Boston, MA 02110

Edward K. Dunn Jr.                                                                          COUNSEL TO THE FUND
Formerly Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                                Ballard Spahr
Mercantile-Safe Deposit & Trust Co.; and                                                    Andrews & Ingersoll, LLP
President, Mercantile Bankshares                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103
Jack M. Fields
Chief Executive Officer                                                                     COUNSEL TO THE TRUSTEES
Twenty First Century Group, Inc.;
Formerly Member                                                                             Kramer, Levin, Naftalis & Frankel LLP
of the U.S. House of Representatives                                                        919 Third Avenue
                                                                                            New York, NY 10022
Carl Frischling
Partner                                                                                     DISTRIBUTOR
Kramer, Levin, Naftalis & Frankel LLP
                                                                                            A I M Distributors, Inc.
Prema Mathai-Davis                                                                          11 Greenway Plaza
Member, Visiting Committee,                                                                 Suite 100
Harvard University Graduate School                                                          Houston, TX 77046
of Education, New School University;
Formerly Chief Executive Officer,                                                           AUDITORS
YWCA of the U.S.A.
                                                                                            Ernst & Young LLP
Lewis F. Pennock                                                                            1221 McKinney, Suite 2400
Partner, Pennock & Cooper                                                                   Houston, TX 77010-2007

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

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     DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
        MORE AGGRESSIVE                        MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                     in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)       AIM Developing Markets                          including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM European Small Company                      clients and financial institutions, as of
AIM Large Cap Opportunities(1)       AIM Asian Growth                                September 30, 2001.
AIM Emerging Growth                  AIM International Emerging Growth                   The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Global Aggressive Growth                    Trademark-- is distributed nationwide, and
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AIM Mid Cap Growth                   AIM Euroland Growth                             complex in the United States in assets under
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AIM Capital Development                                                              assets under management as of September 30,
AIM Charter                                  MORE CONSERVATIVE                       2001.
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AIM Basic Balanced                   AIM Global Infrastructure
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     MORE CONSERVATIVE               AIM Global Health Care
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When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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